AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH __, 1997

                                                   REGISTRATION NO. 33-67652



                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM N-1A


      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]

              Pre-Effective Amendment No. 5                            [X]


              Post-Effective Amendment No. ____                        [ ]

                                       and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]


              Amendment No. 5                                          [x]

                           (Check appropriate box or boxes.)

                               THE SBI FUND, INC.
      _______________________________________________________________________
                 (Exact Name of Registrant as Specified in Charter)

          One SBI Plaza, School of Business & Industry
          Florida A&M University, Tallahassee, Florida               32307
      _______________________________________________________________________
             (Address of Principal Executive Offices)             (Zip Code)

      Registrant's Telephone Number, including Area Code    (904) 561-2661
                                                            ______________
              Darrell R. Williams                  copy to:
              SBI Capital Management and
                Research Corporation           Eric S. Robinson, Esq.
              One SBI Plaza                    Wachtell, Lipton, Rosen & Katz
              School of Business & Industry    51 West 52nd Street
              Florida A&M University           New York, New York  10019
              Tallahassee, Florida  32307
                       (Name and Address of Agent for Service)

      Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

      Registrant is registering an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940.

      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT
      OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                                  CROSS-REFERENCE SHEET


         Part A of
         Form N-1A      Caption                                   Page

         Item 1         Cover Page                               Cover
         Item 2         Synopsis                                     4
         Item 3         Condensed Financial Information             NA
         Item 4         General Description of Registrant            5
         Item 5         Management of the Fund                      11
         Item 5A        Management's Discussion of Fund
                        Performance                                 NA
         Item 6         Capital Stock and Other Securities          14
         Item 7         Purchase of Securities Being Offered        16
         Item 8         Redemption or Repurchase                    18
         Item 9         Pending Legal Proceedings                   NA

         Part B of
         Form N-1A      Caption                                   Page

         Item 10        Cover Page                                 B-1
         Item 11        Table of Contents                          B-1
         Item 12        General Information and History            B-2
         Item 13        Investment Objectives and Policies         B-2
         Item 14        Management of the Fund                     B-4
         Item 15        Control Persons and Principal
                        Holders of Securities                      B-7
         Item 16        Investment Advisory and Other Services     B-7
         Item 17        Brokerage Allocation and Other Practices   B-9
         Item 18        Capital Stock and Other Securities        B-10
         Item 19        Purchase, Redemption and Pricing of
                        Securities Being Offered                  B-10
         Item 20        Tax Status                                B-11
         Item 21        Underwriters                              B-13
         Item 22        Calculation of Performance Data           B-13
         Item 23        Financial Statements                        NA

         Part C of
         Form N-1A      Caption                                   Page

         Item 24        Financial Statements and Exhibits          C-1
         Item 25        Persons Controlled by or Under
                        Common Control with Registrant             C-1
         Item 26        Number of Holders of Securities            C-2
         Item 27        Indemnification                            C-2
         Item 28        Business and Other Connections
                        of Investment Advisor                      C-3
         Item 29        Principal Underwriters                     C-4
         Item 30        Location of Accounts and Records           C-4
         Item 31        Management Services                        C-4
         Item 32        Undertakings                               C-4

                  SUBJECT TO COMPLETION DATED MARCH 26, 1997

              Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be un-lawful prior to registration or qualification under the securities laws of any such state.

       --------------------------------------------------------------------
          PROSPECTUS                                    MARCH    , 1997
       --------------------------------------------------------------------
                                THE SBI FUND, INC.
       --------------------------------------------------------------------

              The SBI Fund, Inc. (the "Fund") consists of two series, Pool A and Pool B. The investment objective of Pool A is to realize capital gains and income for its shareholders by seeking to replicate the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The investment objective of Pool B is to achieve long-term capital appreciation by investing in a diversified portfolio of stocks of companies expected to achieve above average earnings growth. Realization of current income is an incidental consideration.

              In addition to its investment objectives on behalf of its shareholders, the Fund was established to provide students of the School of Business and Industry ("SBI") of the Florida Agricultural and Mechanical University with the opportunity to participate in the operation of a registered investment company under the management and supervision of investment professionals and SBI faculty, in a manner tailored to meet the long-term performance objectives of institutional investors while linking the students' finance and investment education with "real world" investment applications.

              SBI Capital Management and Research Corporation, a Florida not-for-profit corporation (the "Investment Advisor"), is the investment advisor to the Fund. State Street Bank and Trust Company will serve as the Fund's transfer agent and custodian and will provide administrative services to the Fund.

              Payments for investment in Pool A will not be accepted until subscriptions are received aggregating at least $20 million. Payments for investment in Pool B will not be accepted until sub-scriptions are received aggregating at least $1 million. See "DESCRIPTION OF THE FUND -- Structure of the Fund" below.

                                 ----------------

              This Prospectus sets forth concisely the information about the Fund that you should know before investing. It should be read and retained for future reference.

              Part B (also known as the Statement of Additional Information), dated March __, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference. For a free copy, contact Lamaute Capital Inc., 8383 Wilshire Boulevard, Suite 840, Beverly Hills, California 90211,
       (213) 655-5013.

       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SE-CURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                               TABLE OF CONTENTS


                   HIGHLIGHTS                               1

                   FEE TABLES                               4

                   DESCRIPTION OF THE FUND                  5

                   MANAGEMENT OF THE FUND                  11

                   SHARES OF THE FUND                      14

                   PURCHASE OF FUND SHARES                 16

                   REDEMPTION OF FUND SHARES               18

                   PERFORMANCE INFORMATION                 19










































                                   HIGHLIGHTS


         INVESTMENT
         OBJECTIVES
         AND POLICIES:       The SBI Fund, Inc.  (the  "Fund")  is  an
                             open-end    management    company   which
                             consists of two series, each of which  is
                             diversified:   Pool A, which will attempt
                             to  replicate  the  performance  of   the
                             Standard  &  Poor's  500  Composite Stock
                             Price Index, an index emphasizing  large-
                             capitalization  stocks; and Pool B, which
                             will attempt to achieve long-term capital
                             appreciation  by  investing in a diversi-
                             fied portfolio of stocks of companies ex-
                             pected  to achieve above average earnings
                             growth.  Companies invested in by Pool  B
                             will     generally    have    a    market
                             capitalization of at least $100 million and must have an active trading market.
                             There can be no assurance that the Fund will, in fact, achieve any of these objectives.

                             Pool A may purchase S&P 500 Index futures
                             contracts  for  temporary  investment  of
                             funds pending investment of such funds in
                             stocks  comprising  the Index.  Each Pool
                             may borrow money and may invest a portion
                             of  its  assets in cash, cash equivalents
                             or  money   market   instruments   on   a
                             temporary  basis.   Pool  B may invest in
                             high grade preferred stocks and foreign stocks.
                                                            Pages 5-10

         INVESTMENT
         ADVISOR: SBI Capital Management and Research Corporation (the "Investment Advisor"), a not-for-profit Florida corporation established by The School of Business and
                             Industry  ("SBI") of Florida Agricultural
                             and   Mechanical   University   ("Florida
                             A&M"), is the Fund's investment advisor.
                                                           Pages 11-13

         EDUCATIONAL
         OBJECTIVES:         The  educational  objectives  of the Fund
                             are to provide students at SBI  with  the
                             opportunity  to participate in the opera-
                             tion of a registered investment  company.
                             Students  will  assist  in  a  variety of
                             capacities in the operations of  the  In-
                             vestment     Advisor,    from    clerical
                             assignments through supporting research and strategy analysis.
                                                      Pages 5-6, 12-13

         CERTAIN
         CONSIDERATIONS:     Neither   the  Fund  nor  the  Investment
                             Advisor  has  any  operating  history  or
                             record  of  performance that might assist
                             investors  in  their  evaluation  of  the
                             Fund.   The  Investment  Advisor  has  no
                             prior experience in advising a mutual fund or in using futures.





                             As  mutual  funds  investing primarily in
                             common stocks, both Pool A and Pool B are
                             subject  to  market  risk,  including the
                             possibility that common stock prices will
                             decline,  sometimes  substantially,  over
                             short or extended periods.  The  purchase
                             of  S&P  500  Index futures by Pool A and
                             the  authority  of  Pool  B  to  purchase
                             foreign     stocks    involves    certain
                             additional risks.
                                                        Pages 9-10
         FEES AND
         EXPENSES:           The Fund will pay the Investment  Advisor
                             a  fee  of 0.10% per annum of the average
                             net assets of Pool A and a fee  of  0.50%
                             per  annum  of  the average net assets of
                             Pool B.  In addition, the Fund will  bear
                             its    operating    expenses,   including
                             brokerage and other costs incurred in connection with portfolio transactions, and 12b-1 fees will be charged.
                                                        Pages 4, 13-14

         DIVIDEND POLICY:    All dividend  income  and  capital  gains
                             generated  by  each  Pool are distributed
                             each year to respective  shareholders  of
                             such  Pool.   Dividends and distributions
                             will be paid in additional shares of each
                             respective  Pool  unless  the stockholder
                             elects in  writing  not  less  than  five
                             business  days  prior to the payment date
                             to    receive    such    dividends    and
                             distributions in cash.
                                                           Page 15

         TAXES:                 Net  income  and  gains distributed to
                             shareholders in the  form  of  additional
                             shares  of  common stock of the Fund will
                             be taxable income or capital gains to the
                             same  extent as if such distributions had
                             been made in cash.  Shareholders will  be
                             liable  for  taxes on their proportionate
                             share of actually and deemed  distributed
                             income  and gains of the Fund, except for
                             shareholders  that  are   not   otherwise
                             subject to tax on their income.
                                                       Pages 15-16
         PURCHASING
         SHARES: Shares of the Fund will be offered for sale on a continuous basis through Lamaute Capital Inc. Shares may be pur-chased by mail or wire. The minimum initial investment is $250,000; the minimum for subsequent investments is $50,000. No sales commissions will be charged.

                             Payments for investment in  Pool  A  will
                             not  be  accepted and will be returned to
                             the   subscriber   until    subscriptions
                             aggregating  at  least  $20  million  are
                             received.   Payments  for  investment  in
                             Pool  B  will not be accepted and will be
                             returned   to   the   subscriber    until
                             subscriptions  aggregating  at  least  $1
                             million are received.   Subscriptions  to
                             either Pool may be withdrawn, revoked or cancelled by written request at any time prior to the time that such Pool reaches the minimum levels as set forth herein.






                             Share certificates will  not  be  issued.
                             State  Street Bank and Trust Company, the
                             Fund's transfer agent, will maintain a record of ownership by shareholders and will send transaction confirmations and account statements to each shareholder.
                                                   Pages 11, 16-18

         REDEEMING
         SHARES: Shares may be redeemed at any time by submitting a written redemption request to the Transfer Agent. The share price of each Pool is expected to fluctuate and may at redemption be more or less than at the time of initial purchase, resulting in a gain or loss.
                                                           Pages 18-19











































                                   FEE TABLES

                                     POOL A
         -------------------------------------------------------------
         Shareholder Transaction Expenses (sales
         load, redemption fees, exchange fees)                    None

         Annual Fund Operating Expenses (as a
         percentage of average net assets)

              Management Fees                                    0.10%
              12b-1 Fees                                         0.05%
              Other Expenses                                     0.15%
         -------------------------------------------------------------
              Total Fund Operating Expenses                      0.30%

              Example:
                                                     1 Year   3 Years
                                                     ------   -------
              You would pay the following expenses
              on a $1,000 investment, assuming (1)
              5% annual return and (2) redemption
              at the end of each time period:
                                                     $3.15     $9.90


                                     POOL B
         -------------------------------------------------------------
         Shareholder Transaction Expenses (sales
         load, redemption fees, exchange fees)                    None

         Annual Fund Operating Expenses (as a
         percentage of average net assets)

              Management Fees                                    0.50%
              12b-1 Fees                                         0.05%
              Other Expenses                                     0.30%
         -------------------------------------------------------------
              Total Fund Operating Expenses                      0.85%

              Example:
                                                      1 Year   3 Years
                                                      ------   -------
              You would pay the following expenses
              on a $1,000 investment, assuming (1)
              5% annual return and (2) redemption
              at the end of each time period:          $8.93    $27.89


         THE AMOUNTS LISTED IN THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. WHILE THE EXAMPLE AS-SUMES A 5% ANNUAL RATE OF RETURN, THE FUND'S ACTUAL PERFOR-MANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN OF GREATER OR LESS THAN 5%.

         The purpose of the Tables is to help you to understand the various costs and expenses that investors in the Fund will bear, directly or indirectly, which will reduce the return generated by the Fund on an annual basis. The expenses listed in the Tables as "Other Expenses" are based on esti-mates for the current fiscal year. See "MANAGEMENT OF THE FUND -- Expenses" below.






                            DESCRIPTION OF THE FUND

                   The SBI Fund, Inc. (the "Fund") is a diversified, open-end management company, incorporated in 1993 under the laws of the State of Maryland. The Fund consists of two se-ries, each of which is diversified: Pool A, which will at-tempt to replicate the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"); and Pool B, which will use more active investment portfolio strategies, subject to investment guidelines and certain restrictions and limitations. See "-- Investment Policies" and "-- Certain Fundamental Policies."

         INVESTMENT OBJECTIVES AND STRATEGIES

                    The investment objective of Pool A is to realize capital gains and income for its shareholders by seeking to replicate the performance of the S&P 500 Index. The invest-ment objective of Pool B is to achieve long-term capital ap-preciation by investing in a diversified portfolio of stocks of companies expected to achieve above average earnings growth. Realization of current income is an incidental consideration. There can be no assurance that the Fund will, in fact, achieve any of these objectives.

                   Pool A will seek to replicate  the  performance  of
         the S&P 500 Index and thus will generally purchase and sell only common stocks included in the S&P 500 Index and only in connection with the addition or withdrawal of capital to or from Pool A or for purposes of maintaining the portfolio com-position of the index. On a temporary basis, Pool A may invest in cash, cash equivalents or money market instruments and may purchase futures on the S&P 500 Index. See "-- In-vestment Policies." The Fund is neither sponsored by nor af-filiated with Standard & Poor's Corporation.

                      Pool B will be managed on an active basis by the Investment Advisor, and will invest in common stocks and preferred stocks. See "MANAGEMENT OF THE FUND -- The In-vestment Advisor." The investment strategy used in Pool B will generally focus on long-term capital appreciation with current income as an incidental consideration. Companies and industries will be evaluated for investment based on revenue and earnings growth, balance sheet quality, new and innovative products, improved efficiencies, changes in tech-nology and competitive conditions. All companies invested in by Pool B will generally have a minimum aggregate market value of at least $100 million and must have an active trad-ing market. Foreign stocks may be purchased if they are traded in U.S. markets. Pool B will be prohibited from purchasing securities of any issuer of which any officer or director of the Fund or of the Investment Advisor is an officer or a director. As of the date of this Prospectus, this policy prohibits investment by Pool B in any security issued by: Anheuser Busch Companies, Inc.; Champion International Corp.; Dean Witter Discover & Co.; Hershey Foods Corporation; Hewlett-Packard Co.; Sears, Roebuck and Co.; Southwestern Bell Corporation. Pool B will seek to maintain liquidity, quality and broad diversification, and its performance will be evaluated on a continuous basis using the S&P 500 Index as a benchmark.

         EDUCATIONAL OBJECTIVES

                   The educational objectives of the Fund are to pro-vide students at SBI with the opportunity to participate in the operation of a registered investment company. As part of its curriculum and educational philosophy, SBI has developed several companies, supervised by SBI faculty and staffed by SBI students, in a variety of fields to expose SBI students to the practical implications of classroom knowledge and to enhance their interpersonal, managerial, organizational and technical skills outside of the traditional learning environ-ment. SBI Investments, Inc. ("SBI Investments"), one of these SBI






         companies, will further the educational objectives of SBI by permitting students to assist in a variety of capacities in the operations of the Investment Advisor, from clerical as-signments through supporting research and strategy analysis.

                   The educational objectives  of  the  Fund  include:
         (a) inspiring students to pursue professional careers in in-vestment management; (b) developing SBI students' technical and non-technical competencies, creating a competitive edge leading to employment in investment management firms; (c) achieving a stream of competent, experienced graduates who are able to excel in an investment management environment; and (d) providing needed financial support to the educational programs of SBI.

         S&P 500 INDEX

                   Pool A of the Fund will seek to replicate the per-formance results of the S&P 500 Index by investing in all 500 stocks that comprise the S&P 500 Index in approximately the same proportions as they are represented in the S&P 500 In-dex.

                   The S&P 500 Index is composed of 500 common stocks, most of which are listed on the New York Stock Exchange, cho-sen on a statistical basis by Standard & Poor's Corporation based on the issuer's dominance in its industry group. The inclusion of a stock in the S&P 500 Index is not based upon a judgement as to the investment merit of the stock. The 500 securities represents approximately two-thirds of the market value of all U.S. common stocks.

                   The  weightings  of stocks in the S&P 500 Index are
         based on each stock's relative total market value; that is, its market price per share multiplied by the number of shares outstanding. Due to the market-value weighting, the 50 largest companies in the S&P 500 Index account for approximately 50% of the Index.

                   No attempt will be made to manage Pool A's port-folio in the traditional sense using economic, financial and market analysis. Pool A will be managed using a computer program to determine which stocks are to be purchased or sold to replicate the S&P 500 Index to the extent feasible. Over time, the correlation between the performance of the S&P 500 Index and Pool A is expected to be at least 0.95. A correla-tion of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of Pool A, including the value of its dividend and capital gains distributions, in-creases or decreases in exact proportion to changes in the S&P 500 Index. In an effort to maintain the highest possible correlation between Pool A and the S&P 500 Index the Invest-ment Advisor will monitor the tracking accuracy of Pool A on at least a monthly basis. See "-- Investment Considerations."

         INVESTMENT POLICIES

                   The Fund may only invest, as described below, in common and preferred stocks, certain related derivative securities and temporarily in cash, cash equivalents or money market instruments.

                   Neither Pool A nor Pool B may purchase or hold securities which are illiquid except up to 15% of the net assets of the Fund.

                   Common and Preferred Stocks. The stocks eligible for purchase by the Fund consist exclusively of common and preferred stocks that are listed on a national securities exchange or are included in The Nasdaq Stock Market ("Nasdaq").






                   Pool A may not invest in any stocks other than common stocks included in the S&P 500 Index. Pool B may invest in common stocks and may invest up to 10% of its net assets in preferred stocks that are rated within the three highest generic rating categories by a nationally recognized statistical rating organization ("high grade"). If the rating of a preferred stock held by Pool B falls below "high grade," it is the intention of the Fund to dispose of such security.

                   Index Futures. The derivative securities eligible for purchase by Pool A consist exclusively of futures on the S&P 500 Index which are traded on a national exchange or board of trade. Pool B will not buy, sell, write, or engage in any activities involving options, futures or other de-rivative securities.

                   Futures on the S&P 500 Index are contracts that ob-ligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of the S&P 500 Index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

                      S&P 500 Index futures may be used by Pool A only to invest inflows of cash into Pool A on a temporary basis, until investment of such funds may be made in the common stocks comprising the S&P 500 Index. Pool A may not enter into futures contracts for which aggregate initial margin deposits exceed 5% of the fair market value of Pool A's assets. Pool A's policy will be to deposit cash or cash equivalents equal to the underlying value of any futures contract being purchased with the futures commission merchant or in a segregated account with the Fund's Custodian or with a designated subcustodian at the time of purchase so that the Pool's investment in futures will not be leveraged. Not more than 20% of the net assets of Pool A will be invested in futures at any time. Pool A may elect to close some or all of its futures positions at any time prior to their expiration.

                      Foreign Securities.  The portfolios of Pool A or
         Pool B may contain common stocks of foreign issuers, but only to the extent that such foreign stocks are traded in the United States markets on a national securities exchange or are included in Nasdaq. Stocks of foreign issuers may be purchased directly or through American Depositary Receipts ("ADRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, which are pub-licly traded in the United States on securities exchanges or in the over-the-counter market. In the case of Pool A, common stocks of foreign issuers will be purchased only if and to the extent that such stocks are included in the S&P 500 Index. As of the date of this Prospectus, there are thirteen stocks in the S&P 500 Index which are foreign companies. Common stocks of foreign issuers (not including
         ADRs) purchased by Pool B will be limited to 20% of the net assets of Pool B at the time of purchase. See "-- Investment Considerations".

                   Short Sales Against the Box. Pool A may not sell securities short. Pool B may sell securities short only in transactions referred to as "short sales against-the-box." A "short sale" is a sale of a security not owned by the seller that must be borrowed to make delivery. This technique is typically used (1) to take advantage of an anticipated decline in the price or (2) to protect a profit in a long position. At the time of a short sale the seller borrows stock for delivery to the purchaser; if the seller can subsequently buy stock to replace the borrowed stock to the lender at a lower price, a profit results; however, if the price rises a loss results. "Selling short against the box" is selling short stock actually owned by the seller but held in safekeeping. This technique may be used to protect a capital gain in the shares that are owned, while deferring a






         long-term gain into another tax year. In short sales against the box, while the short position is open Pool B must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. No more than 15 percent of Pool B's net assets will be held as collateral for such short sales at any one time. See "-- Investment Considerations".

                   Money Market Instruments on a Temporary Basis. From time to time, 5 percent or less of the net assets of Pool A, and 25 percent or less of the net assets of Pool B, may be invested in cash, cash equivalents or money market instruments on a temporary basis, pending the investment of such capital in stocks, pending the distribution of such capital in connection with the Fund's regular distributions or the redemption of shares, or for corporate purposes relating to the operation of the Fund. Cash equivalents and money market instruments include obligations of the U.S. government or its agencies; obligations of banks and savings and loan associations insured by the FDIC or the FSLIC, such as banker's acceptances and certificates of deposit; commercial paper; and repurchase agreements with recognized securities dealers and banks with respect to any of the foregoing. Such obligations will generally be rated in the two highest rankings by two rating organizations (or one rating organization if only one organization has rated the security). Upon receipt of subscriptions for the initial minimum investments in Pool A and Pool B and commencement of operations of such Pools, respectively, the Fund may invest 100 percent of the net assets of the Fund in such cash equivalents or money market instruments on a temporary basis pending the investment of such capital in stocks. The Fund will become invested in accordance with its investment ob-jectives and policies within six months of starting operations.

                   In addition, Pool B may temporarily invest in cash, cash equivalents or money market instruments (as described above), without limit in amount, when the Investment Advisor determines that significant adverse market, economic, political, or other circumstances require immediate action to avoid losses. To the extent that Pool B will engage in such temporary defensive measures, Pool B will not be pursuing its investment objectives. Pool A seeks to remain substantially fully invested in a pool of securities which will duplicate the investment characteristics of the S&P 500 Index and will not reduce its investment in such securities to protect against potential stock market declines.

         CERTAIN FUNDAMENTAL POLICIES

                   Neither Pool A nor Pool B may: (i) borrow money other than from banks for temporary or emergency purposes in an amount not more than 5 percent of the market value of its total assets (not including the amount borrowed); (ii) invest 25 percent or more of its total assets in a single industry;
         (iii) invest more than 10 percent of its total assets in a single issuer; (iv) pledge its assets, other than in an amount up to 10 percent of the market value of its total as-sets to secure permitted borrowings for temporary or emer-gency purposes; or (v) invest more than 10 percent of the market value of its total assets in securities of companies that (including predecessors or controlling persons) have not been in operation for at least three consecutive years.

                   The foregoing describes certain fundamental policies of Pool A and Pool B that cannot be changed without approval by the holders of a majority (as defined in the In-vestment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting shares of Class A Common Stock or Class B Common Stock, respectively. See "INVESTMENT OBJEC-TIVES AND POLICIES -- Investment Restrictions" in the State-ment of Additional Information.






         INVESTMENT CONSIDERATIONS

                   Neither the Fund nor the Investment Advisor has any operating history or record of performance that might assist investors in their evaluation of the Fund. The Investment Advisor has no prior experience in advising a mutual fund or in using futures.

                   The Fund has been structured with a view toward en-suring professional responsibility and prudent investment de-cisions in accordance with the investment objectives de-scribed under "Investment Objectives and Strategies." Inves-tors should recognize, however, that the Fund is designed also as an educational opportunity for students at SBI. Investors should be aware of the role students of SBI will have, through the Investment Advisor, in assisting in its operations. In particular, students at SBI who are involved in the Fund will conduct research, analysis and evaluations of companies. The professional staff of the Investment Advisor will review such research, analyses and evaluations in making investment decisions for the Fund. Investment strategies and investment decisions formulated by the Chief Investment Officer will be reviewed by the Advisory Board of the Investment Advisor, which is comprised of investment professionals. See "MANAGEMENT OF THE FUND -- The Investment Advisor."

                   The Chief Investment Officer of the Investment Ad-visor will devote his full time to the operations of the Fund (except to the extent that his oversight responsibilities over the activities of the SBI students involved in the op-eration of the Fund constitute educational activities). The other officers of the Fund and of the Investment Advisor are faculty members and administrators of SBI and will not devote their full time to the business and operations of the Fund or of the Investment Advisor, although they will devote as much of their time to such activities as is reasonably required to fulfill the duties of their offices. Members of the Advisory Board of the Investment Advisor are investment professionals involved in many activities other than the Fund and will not devote their full time to Fund activities. See "MANAGEMENT OF THE FUND -- The Investment Advisor." Except for reim-bursement of expenses of persons not affiliated with SBI, none of the officers or directors of the Fund or of the Investment Advisor, or members of the Advisory Board of the Investment Advisor, will be compensated for their services to the Fund and/or the Investment Advisor other than the Chief Investment Officer.

                   Due to the fact that the officers and directors of the Investment Advisor and the officers and a majority of the directors of the Fund are members of the faculty and adminis-tration of SBI, among other factors, SBI may be deemed to control the Investment Advisor and the Fund. SBI is a part of the Florida Agricultural and Mechanical University which is an educational institution governed by the Board of Educa-tion of the State of Florida. SBI has established the Fund as part of its educational curriculum and neither Florida Agricultural and Mechanical University nor the Board of Education of the State of Florida has passed upon the terms of the Fund or this prospectus.

                   As mutual funds investing primarily in common stocks, both Pool A and Pool B are subject to market risk, including the possibility that common stock prices may de-cline over short periods and possibly over extended periods.

                   While Pool A will attempt to reflect the perfor-mance of the S&P 500 Index, the relationship between the per-formance of Pool A and the performance of the






         S&P 500 Index may be imperfect. In addition to the expenses of the Fund (see "MANAGEMENT OF THE FUND -- Expenses"), there may be other factors leading to a discrepancy between the performance of Pool A and the performance of the S&P 500 In-dex. Such factors include, among others, risks such as il-liquidity, imperfect correlation with the index and the be-havior of speculative investors. Performance of Pool A in relation to the S&P 500 Index will also depend on the size of the Pool A portfolio and the size and timing of cash flows into and out of Pool A.

                   Using futures involves certain risks. Although the Fund intends to purchase futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist when the Fund seeks to close out a futures position. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the S&P 500 Index and movements in the price of futures on the S&P 500 Index, investments in futures on the S&P 500 Index may not have the same investment results as the S&P 500 Index itself.

                   The portfolios of Pool A or Pool B may contain common stocks of foreign issuers. Additional investment risks of investing in securities of foreign issuers beyond those typically associated with investing in U.S. companies include: future political and economic developments, the pos-sible imposition of withholding taxes on interest income pay-able on the securities, the possible establishment of ex-change controls or the adoption of other foreign governmental restrictions which might adversely affect an investment in these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign issuers are sub-ject to different accounting, auditing, and financial report-ing standards.

                   If a short sale against the box is effected, the appreciation potential of the securities sold short is lost. The need to maintain the underlying security while a short position is open or to otherwise cover or maintain segregated securities in connection with a hedging transaction may result in the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time.

                   While shares of the Fund are freely transferable upon written notice to the Fund, it is not expected that shares of the Fund will be listed on any securities exchange or otherwise easily transferable through an organized market. Consequently, shareholders may have to request redemption of their shares by the Fund to liquidate their holdings. See "SHARES OF THE FUND -- Description of Shares" and "REDEMPTION OF FUND SHARES."

                      Pool B investment strategies may result in a relatively high portfolio turnover. Higher turnover rates are likely to result in comparatively greater brokerage ex-penses. See "INVESTMENT OBJECTIVES AND POLICIES -- Portfolio Turnover" and "BROKERAGE ALLOCATION AND OTHER PRACTICES" in the Statement of Additional Information.

         STRUCTURE OF THE FUND

                   The Fund is comprised of two series: Pool A, rep-resented by Class A Common Stock of the Fund, par value $.001 per share (the "Class A Common Stock"), and Pool B, repre-sented by Class B Common Stock of the Fund, par value $.001 per share (the "Class B Common Stock").






                   The capital generated from the sale of Class A Com-mon Stock will be invested in Pool A and the capital gener-ated from the sale of Class B Common Stock will be invested in Pool B.

                   To ensure that expenses are not excessive in rela-tion to the size of the Fund, Pool A will not commence opera-tions until the capital invested in Pool A equals at least $20 million and Pool B will not commence operations until the capital invested in Pool B equals at least $1 million. Until subscriptions are received aggregating at least such minimum amounts, respectively, no payments for investment will be accepted and any purchase checks will be returned to the subscriber. Subscriptions to either Pool may be withdrawn, revoked or cancelled by written request at any time prior to the time that such Pool reaches the minimum level to begin operations. If, however, the net assets of either of the Pools at any time after commencement of operations falls below the minimum amounts required for commencement, the Pools will continue to operate at the lower asset levels. If commitments are not received to reach the minimum with respect to each Pool, respectively, within 180 days of commencing the offering of shares, such offering will be cancelled. Neither the commencement of operations of Pool A nor the cancellation of the offering of shares of Class A Common Stock as a result of failure to reach the minimum commitment level will affect the commencement of operations of Pool B or the offering of shares of Class B Common Stock and vice versa.

                   Shares of Class A Common Stock and Class B Common Stock may each be redeemed, as set forth below. See "REDEMP-TION OF FUND SHARES."


                             MANAGEMENT OF THE FUND

         DIRECTORS AND OFFICERS OF THE FUND

                   The Board of Directors of the Fund is responsible for the general policies of the Fund and for monitoring and overseeing the activities of the Fund's officers and the ac-tivities of the Investment Advisor pursuant to its investment advisory agreement with the Fund.

                   The members of the Board of Directors consist of administrators and faculty members of SBI, each of whom is a director and officer of the Investment Advisor, and outside individuals not affiliated with the Investment Advisor or with SBI. The officers of the Fund are comprised of faculty members and administrative personnel of SBI.

                   Certain  matters,  such as approval of the advisory
         contract  between  the  Fund  and  the  Investment   Advisor,
         approval of the Fund's Rule 12b-1 Plan and approval of the distribution agreement between the Fund and the Distributor, are required by the 1940 Act to be approved by a majority of the Fund's disinterested directors.

         THE INVESTMENT ADVISOR

                   SBI Capital Management and Research Corporation, a not-for-profit Florida corporation established by SBI, is the Fund's investment advisor. The Investment Advisor is respon-sible for determining investment strategies and managing the investments of the Fund. The directors of the Investment Ad-visor are comprised of the members of the SBI Executive Com-mittee, ex officio, and the Chief Investment Officer,






         each of whom is also an officer of the Investment Advisor. The offices of the Investment Advisor are located at One SBI Plaza, School of Business & Industry, Florida A&M University, Tallahassee, Florida 32307.

                      The Chief Investment Officer of the Investment Advisor has the primary responsibility for managing the in-vestment portfolios of the Fund. As of the date of this Prospectus, Darrell R. Williams serves as the Chief Invest-ment Officer and Chief Operating Officer and a director of the Investment Advisor and serves as the President, Chief Investment Officer and Treasurer and a director of the Fund. Prior to joining the Investment Advisor in 1992, Mr. Williams was a Vice President for two years at Precision Asset
         Management,  Inc.,  a  registered  investment  advisor  which managed institutional portfolios. For the two years prior thereto, he was a Financial Consultant at Shearson Lehman Hutton, Inc. Presently, Mr. Williams serves as Chairman of the Leon County Investment Oversight Committee of Leon
         County, Florida. Mr. Williams has been a member of such Committee since 1994. See "MANAGEMENT OF THE FUND" in the Statement of Additional Information.

                   Members of the Advisory Board of the Investment Ad-visor (the "Advisory Board") are appointed by the Board of Directors of the Investment Advisor. The Advisory Board is comprised of outside executive investment management offi-cials with expertise in the areas of finance and investments and the Chairman of the Investment Advisor. As of the date of this Prospectus, the Advisory Board consists of Messrs. Leon G. Cooperman, Dale F. Frey, Robert M. Gardiner, Robert
         G. Kirby and Dean Sybil C. Mobley. The Advisory Board reviews and advises on the investment strategies utilized in investing the assets of the Fund, the universe of companies eligible for investment by Pool B and the parameters within which such investments may be made; and reviews the implementation of such strategies on an ongoing basis. The Advisory Board meets quarterly.

                   The activities of the Investment  Advisor  are  the
         principal mechanism by which the educational objectives of the Fund are pursued, through the participation of the SBI student company, SBI Investments, Inc. Undergraduate students at SBI will perform mostly clerical work for SBI Investments, such as accumulating information and maintaining files on companies for possible investment, which will help them learn about the process of making investment decisions and provide the information necessary to allow research and analysis to be conducted by graduate-level MBA candidates at SBI. Through a graduate-level course at SBI, MBA students will conduct research and perform analyses -- from broad market research to industry group and individual company analysis -- to assist in the formulation of investment recom-mendations for the Fund. All student activity will be under the direction and supervision of the Chief Investment Officer of the Investment Advisor and SBI faculty members.

                   SBI students who participate in the operations of SBI Investments will be selected by the Chief Investment Of-ficer of the Investment Advisor and SBI faculty members based on their academic qualifications, previous experience in the SBI Professional Development Program and internships, and faculty recommendations. Student involvement in the opera-tions of SBI Investments will depend on individual educa-tional level and experience. Because many SBI students at-tend school in the summer, student participation in SBI In-vestments will occur all year-round.

                   Student involvement in the Fund through SBI Investments will be a part of the curriculum of SBI; thus, students will not be compensated by the Investment Advisor or the Fund for work performed for the Investment Advisor or the Fund. While student involvement in the operations of the Fund and the Investment Advisor is the mechanism






         for achieving the educational objectives of the Fund, all investment policies, guidelines and strategies and decisions will be determined by the professional staff of the Invest-ment Advisor.

                   Pursuant to the Investment Advisory Agreement be-tween the Fund and the Investment Advisor, the Fund has agreed to pay the Investment Advisor a fee of 0.10% per annum of the average net assets of Pool A and a fee of 0.50% per annum of the average net assets of Pool B, in each case pay-able by the Fund quarterly in arrears. The fees payable to the Investment Advisor accrue on a daily basis and, to the extent unpaid, will be deducted from the net asset value of the applicable Pool for purposes of determining the purchase price and the redemption price for shares.

                   Income earned by the Investment Advisor will be used to fund its operations. Excess net income retained by the Investment Advisor will be distributed to SBI from time to time to further its scholastic and educational programs. The Investment Advisor has received from the Internal Revenue Service recognition of its tax-exempt status as an organization described in Section 501(c)(3) of the Internal Revenue Code.

         ADMINISTRATIVE, TRANSFER AGENT AND CUSTODIAL SERVICES

                      State Street Bank and Trust Company ("State Street Bank"), P.O. Box 1978, Boston, MA 02105-1978, with offices at 1 Heritage Drive, North Quincy, Massachusetts 02171, will provide administrative services to the Fund and will act as its custodian and transfer agent. The administrative services provided by State Street Bank include bookkeeping services and production of various reports, and calculation of net asset value of each of Pool A and Pool B daily. Annual fees for such services will be billed and payable monthly based on average monthly net assets and reimbursement for out-of-pocket expenses. Total compensation during the first year of operation of the Fund for all services provided by State Street Bank will not exceed .10% of the average net assets of the Fund.

         EXPENSES

                   In addition to the fees payable to the Investment Advisor and to State Street Bank for the various services provided to the Fund, the Fund will incur a variety of ex-penses that will be paid out of the assets of the Fund. Such expenses may include brokerage fees, fees payable to the Fund's auditors, legal fees, postage and printing expenses, taxes, if any, and other administrative expenses. The mem-bers of the Board of Directors of the Fund who are unaffili-ated with SBI may be reimbursed by the Fund for any out-of-pocket expenses incurred by them in connection with the per-formance of their duties but will not otherwise be compen-sated by the Fund.

                      In addition, the Fund has adopted a Rule 12b-1 Plan which provides for the payment by the Fund of an amount equal to .05% of the average net assets of Pool A and Pool B in each year to the distributor of the shares of the Fund, out of which the distributor will pay certain expenses incurred in connection with the distribution of the Fund's shares. Distribution expenses paid pursuant to the Rule 12b-1 Plan will be allocated between Pool A and Pool B based on the relative average net asset size of each of the Pools and therefore Rule 12b-1 fees paid by Pool A may be used to finance the distribution of shares of Pool B or vice versa.


                   To the extent that particular expenses incurred by the Fund relate specifically to activities of Pool A or Pool B, such expenses are allocated to, and deducted from






         the assets of, such Pool. Those expenses which cannot be so allocated are allocated between Pool A and Pool B in pro-portion to the relative average net assets of Pool A and Pool B during the period in which the expenses are incurred or pursuant to such other allocation determined by the Board of Directors to be fair and equitable. Each Pool of the Fund may create reserves for its anticipated expenses, which will reduce the net asset value of shares of that Pool when such reserves are created.

                   The expenses relating to the educational objectives of the Fund, including the costs associated with the educa-tion of the students of SBI and their participation in the operations of the Fund through SBI Investments, will be borne by SBI and will not constitute expenses of the Fund or the Investment Advisor. SBI has paid the Fund's initial organizational expenses, including the initial registration fee with the Securities and Exchange Commission. Members of the faculty and administration of SBI will not be compensated by the Fund for their activities in connection with the Fund or the Investment Advisor. In particular, the salary of the Chief Investment Officer of the Investment Advisor is not an expense of the Fund.

                      The Fund may utilize the brokerage  services  of
         Dean Witter Reynolds, Inc. ("DWR"), and pay brokerage commissions to DWR, in accordance with applicable rules and regulations under the 1940 Act and with the Fund's policies with respect to brokerage allocation. See "BROKERAGE ALLOCATION AND OTHER PRACTICES" in the Statement of Additional Information. Dean Mobley, Chairman of the Fund and of the Investment Advisor and a member of the Advisory Board of the Investment Advisor, is a director of Dean Witter Discover & Co., the parent corporation of DWR.<R/>

                               SHARES OF THE FUND

         DESCRIPTION OF SHARES



   The  Class  A  Common  Stock  and Class B Common
         Stock together constitute the common stock of the Fund and are the only authorized capital stock of the Fund. Each share is entitled to one vote. Generally, including for such matters as the election of directors of the Fund and the approval of the Fund's independent public accountants, the holders of Class A Common Stock and of Class B Common Stock will vote together as one class, with each share having the same voting power, regardless of the respective net asset values represented by such shares. When required by law that a class vote separately, including for such matters as the approval or termination of the advisory contract between the Fund and the Investment Advisor, the holders of shares of each of the Class A Common Stock and Class B Common Stock will vote as two separate classes. In any instance in which either class would not be affected by a matter requiring a shareholder vote, the vote of the shareholders of such class will not be required.

                   There normally will be no annual meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by the shareholders of the Fund, nor for the purpose of taking other action unless and until such action is required by the 1940 Act or state law. Shareholders may remove a director with or without cause by the affirmative vote of a majority of the outstanding shares of common stock of the Fund, voting together as a single class.

                   The Class A Common Stock is entitled to a prefer-ence over the Class B Common Stock with respect to the assets of Pool A, and the Class B Common Stock is






         entitled to a preference over the Class A Common Stock with respect to the assets of Pool B. Notwithstanding these preferences, the total assets of the Fund are available to satisfy the claims of any creditors of the Fund, regardless of whether such claims arise in connection with activities relating to Pool A or Pool B.

                   Shareholders of the Fund may freely transfer their shares, upon written notice to the Fund. It is not expected, however, that shares of the Fund will be listed on any secu-rities exchange or otherwise easily transferable through an organized market. Consequently, shareholders may have to re-quest redemption of their shares by the Fund to liquidate their holdings. See "REDEMPTION OF FUND SHARES." Sharehold-ers are entitled to redeem shares of Class A Common Stock in exchange for shares of Class B Common Stock, and vice versa, at prices based upon the relative net asset value per share of Pool A and Pool B, respectively.

         DISTRIBUTIONS AND DIVIDENDS

                   All dividend income and capital gains payable in respect of Class A Common Stock (i.e., dividend income and capital gains generated by Pool A) are distributed each year to shareholders of Class A Common Stock. Similarly, all dividend income and capital gains payable in respect of Class B Common Stock (i.e., dividend income and capital gains gen-erated by Pool B) are distributed each year to shareholders of Class B Common Stock.

                   Dividends  and  distributions  will  be paid in ad-
         ditional shares of Class A Common Stock or Class B Common Stock, as the case may be, based on the net asset value on the payment date, or such other date as the Fund may deter-mine, unless the stockholder elects in writing not less than five business days prior to the payment date to receive such dividends and distributions in cash. Such election should be submitted to the Transfer Agent. For federal and state in-come tax purposes, however, distributions of additional shares of the Fund made to shareholders in respect of divi-dend income and capital gains will constitute taxable income to the shareholders of the Fund to the same extent as if such distributions were made in cash. See "-- Certain Tax Conse-quences" and "DESCRIPTION OF THE FUND -- Investment Considerations."

         CERTAIN TAX CONSEQUENCES

                   The following is only a general summary of certain tax considerations affecting each series of the Fund and its shareholders. No attempt is made to present a detailed ex-planation of the tax treatment of the series or of their shareholders, and the discussion here is not intended as a substitute for careful tax planning. The Fund is not managed with respect to tax outcomes for its shareholders.

                   The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Under the Code, each series is treated as a separate entity for tax purposes. Each series intends to qualify as a regulated investment company under Subchapter M of the Code. If a series so qualifies, that series will not be subject to federal income taxes on its net investment income and capital gains, if any, which such series distributes to its shareholders, provided that at least 90 percent of such series' "investment company taxable income" (generally, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year is distributed, and provided that such series meets certain other requirements imposed by the Code.







                      THE FUND WILL DISTRIBUTE ALL OF ITS NET INCOME AND GAINS TO SHAREHOLDERS IN THE FORM OF ADDITIONAL SHARES OF COMMON STOCK OF THE FUND OR IN CASH, AT THE ELECTION OF THE SHAREHOLDER, AND SUCH DISTRIBUTIONS WILL BE TAXABLE INCOME OR CAPITAL GAINS TO THE SAME EXTENT AS IF SUCH DISTRIBUTIONS HAD BEEN MADE IN CASH, REGARDLESS OF THE MANNER IN WHICH THEY ARE MADE. SHAREHOLDERS WILL BE LIABLE FOR TAXES ON THEIR PROPORTIONATE SHARE OF ACTUALLY AND DEEMED DISTRIBUTED INCOME AND GAINS OF THE FUND, EXCEPT FOR SHAREHOLDERS THAT ARE NOT OTHERWISE SUBJECT TO TAX ON THEIR INCOME.

                   All dividends paid or distributed, or deemed to be paid or distributed (in the form of additional shares of com-mon stock of the Fund), out of investment company taxable in-come will be taxable as ordinary income to the shareholders. Any "net capital gain" (the excess of net long-term capital gain over net short-term capital loss) actually distributed to a shareholder in cash or deemed distributed to a share-holder in the form of additional shares of common stock of the Fund is taxable as long-term capital gain to such share-holder, regardless of the length of time such shareholder has owned the shares. Generally, such dividends and distribu-tions are taxable in the year in which received, but divi-dends and distributions declared in October, November or De-cember of any year to shareholders of record on a date in such month are treated as paid on December 31 of such year if they are paid during January of the following calendar year.

                      A four percent nondeductible federal excise tax is imposed on a regulated investment company that fails to distribute substantially all of its ordinary income and capital gain net income for each calendar year. Currently, both Pool A and Pool B intend to make sufficient distribu-tions of their ordinary income and capital gain net income to avoid liability for this excise tax.

                   Future legislative changes may materially affect the tax consequences of investing in the Fund. Shareholders are urged to consult their tax advisors for the application of these rules (and other potentially relevant rules) to their particular circumstances. Shareholders are also urged to consult their tax advisors concerning the application of state and local income taxes and of foreign taxes to invest-ments in the Fund, which may differ from the United States federal income tax consequences described above.

         OTHER INFORMATION

                   The Fund may be deemed to be controlled by SBI or the Investment Advisor may be deemed to control the Fund as a result of its influence over the management and operations of the Fund.

                      As of February 28, 1997, the Investment Advisor is the sole shareholder of the Fund and holds 100 shares of Class A Common Stock and 100 shares of Class B Common Stock.


                   Shareholder inquiries regarding the Fund should be made in writing to the offices of the Investment Advisor, SBI Capital Management and Research Corporation, at One SBI Plaza, School of Business & Industry, Florida A&M University, Tallahassee, Florida 32307, or by telephone during regular business hours at (904) 561-2661.







                            PURCHASE OF FUND SHARES

                   Shares of Class A Common Stock and of Class B Com-mon Stock are offered for sale by Lamaute Capital Inc., 8383 Wilshire Boulevard, Suite 840, Beverly Hills, California 90211 (the "Distributor") on a continuous basis.

                      Initial purchases of shares of the Fund must  be
         accompanied by an SBI Fund Account Application and any required legal documentation. Copies of SBI Fund Account Applications are available from the Distributor. Payments for shares of the Fund may be made by check or by wire transfer. Investors should mail a completed SBI Fund Account Application and any required legal documentation and accompanying payment by check, payable to The SBI Fund, to:
         The SBI Fund, c/o State Street Bank and Trust Company, P.O. Box 1978, Boston, MA 02105-1978. Hand-delivered SBI Fund Applications and payments by check will be accepted at State Street Bank and Trust Company, 1 Heritage Drive, North Quincy, MA 02171, during normal business hours. If payments will be made by wire transfer, send the completed SBI Fund Account Application and any required legal documentation to The SBI Fund c/o State Street Bank and Trust Company at the address above and wire funds as follows:

                      Receiving Bank
                      Information:     State  Street  Bank  and  Trust
                                       Company
                                       225 Franklin Street
                                       Boston, Massachusetts 02110

                   ABA No.:            011000028

                   For subscriptions in Pool A:

                   For Account of:     BNF=AC-59845909
                                       Mutual Funds F/B/O
                                       The SBI Fund, Inc. - Pool A

                   For Subaccount of:  OBI=The SBI Fund, Inc. - Pool A
                                       Shareholder Name/Account Number

                   For subscription in Pool B:

                   For Account of:     BNF=AC-59845917
                                       Mutual Funds F/B/O
                                       The SBI Fund, Inc. - Pool B

                   For Subaccount of:  OBI=The SBI Fund, Inc. - Pool B
                                       Shareholder Name/Account Number


                   Before wiring any funds, please contact the Fund at
         (904) 561-2661.

                   Federal regulations require that you provide a cer-tified taxpayer identification number upon opening your ac-count. See the SBI Fund Account Application for further in-formation.

                   Shareholders who already own shares of the Fund may purchase additional shares by sending a completed SBI Fund Additional Investment Application and check,






         or wire transfer, to The SBI Fund, c/o State Street Bank and Trust Company, as described above.

                   The minimum initial investment in either Pool A or Pool B is $250,000, and incremental investments in Pool A or Pool B must be at least $50,000. The Fund reserves the right, in its sole discretion, to waive the minimum investment of certain investors without limitation.

                   The Fund reserves the right to reject any applica-tion for a purchase of shares of the Fund.

                   Share certificates will not be issued. State Street Bank and Trust Company, the Fund's transfer agent, will maintain a record of ownership by shareholders and will send transaction confirmations and account statements to each shareholder.

                   The share price for Class A Common Stock and Class B Common Stock will equal the per share net asset value of Pool A and Pool B, respectively, next determined after a subscription is received which is complete, is accompanied by any required legal documentation and includes payment, and will therefore fluctuate over time. The Fund does not charge any "load" or sales commission.

                   The net asset value of Pool A and Pool B is deter-mined once daily as of the close of every day that the New York Stock Exchange is open for trading. Net asset value of a Pool is determined by subtracting the liabilities of such Pool from the value of the total assets of such Pool and dividing the resulting amount by the number of shares and fractional shares outstanding which constitute an interest in such Pool. In determining net asset value, the Fund values its securities daily on the basis of the closing sales price or, if no sale occurred, at the last price traded on the New York Stock Exchange, other national securities exchange or the over-the-counter market. See the section entitled "PURCHASE, REDEMPTION AND PRICING OF SECURITIES -- Pricing" in the Statement of Additional Information for further information.

                   The Fund will pay expenses incurred in connection with the distribution of the shares of the Fund pursuant to a Rule 12b-1 Plan. See "MANAGEMENT OF THE FUND -- Expenses."

                   The Board of Directors of the Fund may, in its dis-cretion, suspend the sale of additional shares in the Fund, at any time or from time to time, if it determines that such a suspension would be in the best interests of the Fund and its shareholders.


                           REDEMPTION OF FUND SHARES

                   A shareholder may request redemption of its shares of Class A Common Stock or Class B Common Stock at any time. Redemption requests should be made by written request refer-encing the Fund and transmitted to the Transfer Agent, State Street Bank and Trust Company, at P.O. Box 1978, Boston, MA 02105-1978. When a request to redeem shares of the Fund is received by the Transfer Agent in proper form, the Fund will redeem the shares at their net asset value at the close of business on the day such request is received (or, if such no-tice is received after the close of business on any day, at their net asset value at the close of business on the day following the day such notice is received). The Fund ordi-narily will make payment for all redeemed shares within seven days after receipt by the Transfer Agent of a redemption re-quest, except as provided by applicable securities laws, rules and regulations.






                   Shareholders may redeem shares of Class A Common Stock or Class B Common Stock in exchange for shares of Class B Common Stock or Class A Common Stock, respectively, instead of for cash. Any such redemption and exchange must meet the applicable minimum initial investment level or minimum incre-mental investment level described above, provided, however, that the Fund may, in its sole discretion, waive the minimum investment of certain investors without limitation. Any shareholder requesting to redeem shares of one class of com-mon stock of the Fund in exchange for shares of the other class should specify this clearly in the redemption request. If a redemption request does not specify the manner of redemption, or if it requests an exchange transaction but fails to meet the applicable minimum investment levels described above, it will be treated as a request to redeem the shares for cash. While the Fund is authorized to pay certain redemptions in assets of the Fund other than cash, the Fund, in the case of a redemption and exchange, will not use such assets as payment (in whole or in part) for such redemption.

                   The Fund will not mail redemption checks (or other-wise deliver payment for such redemption) to shareholders who redeem shares that were recently purchased by check until the clearance of such check and the receipt by the Fund of the funds represented thereby. The redemption proceeds, in such cases, may be delayed up to 15 calendar days from the purchase date.

                   SHARES OF CLASS A COMMON STOCK AND SHARES OF CLASS B COMMON STOCK ARE SEPARATELY REDEEMABLE. THEREFORE, ANY RE-DEMPTION REQUEST SHOULD SPECIFY CLEARLY THE NUMBER OF SHARES AND THE CLASS OF SHARES OF COMMON STOCK FOR WHICH REDEMPTION IS BEING REQUESTED.

                   Redemption requests may be made by mail or deliv-ered by hand. A request to redeem shares must be signed by each holder of such shares, including each owner of a joint account. Each signature must be guaranteed by a commercial bank or trust company located or having a correspondent in New York City or by a member firm of a national securities exchange. If a shareholder wants redemption proceeds to be wired, the redemption request must so state and must include wiring instructions.


                            PERFORMANCE INFORMATION

                   For the purpose of advertising, performance will be calculated on the basis of average annual total return. Ad-vertisements also may include performance calculated on the basis of total return.

                   Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average an-nual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the actual total return for the applicable period.

                   Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage






         rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

                   Performance will vary from time to time and past results are not necessarily representative of future results. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

                   Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Standard & Poor's 400 MidCap Index, Standard & Poor's 500 Composite Stock Price Index, Lipper Analytical Services, Inc., and other industry publications. The Fund may cite in its advertisements or in reports or other communications to shareholders, historical performance of unmanaged indexes as reported in Ibbotson, Roger G. and Rex
         A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated annually in the SBBI Yearbook, Ibbotson Associates, Chicago. In its advertisements, the Fund also may cite the aggregate amount of assets committed to index investing by pension funds and/or other institutional inves-tors and may refer to or discuss then current or past economic or financial conditions, developments or events.


                                ----------------

                   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMA-TION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CON-TAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMA-TION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.




















                  SUBJECT TO COMPLETION DATED MARCH 26, 1997

              Information contained herein is subject to completion or amendment. A registration statement relating to these secu-rities has been filed with the Securities and Exchange Com-mission. These securities may not be sold nor may any offers to buy be accepted prior to the time the registration state-ment becomes effective. This Statement of Additional Infor-mation does not constitute a prospectus.


         -------------------------------------------------------------

                               THE SBI FUND, INC.

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION

                                MARCH __, 1997

         -------------------------------------------------------------

                      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of The SBI Fund, Inc. (the "Fund"), dated March __, 1997, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please contact Lamaute Capital Inc., 8383 Wilshire Boulevard, Suite 840, Beverly Hills, California 90211, (213) 655-5013.


                   Capitalized terms used herein without definition have the same meanings as in the Fund's Prospectus.


                               TABLE OF CONTENTS

            General Information and History...................... B-2
         Investment Objectives and Policies...................... B-2
         Management of the Fund.................................. B-4
         Control Persons and Principal Holders of Securities..... B-7
         Investment Advisory and Other Services.................. B-7
         Brokerage Allocation and Other Practices................ B-9
         Capital Stock........................................... B-10
         Purchase, Redemption and Pricing of Securities.......... B-10
         Tax Status.............................................. B-11
         Distributor............................................. B-13
         Performance Data........................................ B-13










                        GENERAL INFORMATION AND HISTORY

                   The SBI Fund, Inc. (the "Fund") is a diversified, open-end management company, incorporated in 1993 under the laws of the State of Maryland. The Fund consists of two se-ries, each of which is diversified: Pool A, which will attempt to replicate the performance of the S&P 500 Index; and Pool B, which will involve more active investment portfolio strategies, subject to a number of restrictions and limitations. See "DESCRIPTION OF THE FUND -- Investment Policies" and "-- Certain Fundamental Policies" in the Fund's Prospectus. Neither the Fund nor the Investment Advisor has any operating history or record of performance that might assist investors in their evaluation of the Fund.


                       INVESTMENT OBJECTIVES AND POLICIES

                   The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "DESCRIPTION OF THE FUND."

         INVESTMENT RESTRICTIONS

                   (1) The Fund has adopted the following investment restrictions as fundamental policies for each of its series. If a fundamental policy affects Pool A or Pool B, it may not be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the holders of the Fund's Class A Common Stock, par value $.001 per share (the "Class A Common Stock"), or the holders of the Fund's Class B Common Stock, par value $.001 per share (the "Class B Common Stock"), re-spectively. Neither Pool A nor Pool B may:

                   (a) Purchase securities in an amount or a manner that would cause such series not to be a "diversified," "non-concentrated" fund under the 1940 Act or would cause such series not to be a "regulated investment com-pany" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), or change the subclas-sification of such series from "diversified" to "non-diversified."

                   (b) Invest 25 percent or more of such series' to-tal assets in any single industry, or 10 percent or more of such series' total assets in any single issuer.

                   (c) Borrow money, except from banks for temporary or emergency purposes in an amount not in excess of 5 percent of the market value of its total assets (not in-cluding the amount borrowed).

                   (d) Pledge any of its assets, except that up to 10 percent of the market value of its total assets may be pledged in connection with borrowings permitted by clause (c) above.

                   (e) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions.

                   (f) Effect a short sale of any security other than a short sale "against the box" or otherwise write put or call options.



                   (g) Lend any of its assets other than (i) through the purchase of a portion of publicly distributed notes, bonds, negotiable certificates of deposit or other debt securities for purposes of temporary cash investments, or (ii) loans of securities held by such series to bro-kers, dealers and other financial institutions, provided that such loans are collateralized in accordance with applicable regulatory requirements.

                   (h) Underwrite or participate in any underwriting of securities, except to the extent that, in connection with the disposition of portfolio investments, such se-ries may be deemed to be an underwriter under the fed-eral securities law.

                   (i) Buy securities of any company that (including its predecessors or controlling persons) has not been in business at least three continuous years if such invest-ment at the time of purchase would cause more than 10 percent of the total assets of such series (at market value) to be invested in securities of such companies.

                   (j) Buy or hold securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund's investment advisor owns individually 0.5 per-cent or more of a class of securities of such issuer.

                   (k)  Purchase  securities  of  any other investment
              company registered under the 1940 Act or exempt from registration under the 1940 Act other than money market funds subject to restrictions under the 1940 Act, except as part of a merger, consolidation or other reorganization.

                   (l) Participate on a joint or joint and several basis in any trading account in securities.

                   (m) Buy or sell any real estate or real estate mortgage, commodities or commodity contracts (other than futures on the S&P 500 Index to the extent permitted be-
              low), except indirectly through investment in publicly traded equity securities of real estate investment trusts or similar entities.

                   (n) Issue senior securities (other than to the extent that borrowings permitted by clause (c) above result in the issuance of senior securities).

                   (o) Invest in securities the disposition of which would be subject to legal restriction.

                   (p) Engage in arbitrage or trade for the control or management of another company.

                   (q) Purchase securities (including derivative se-curities) that are not listed or admitted to trading on a nationally recognized securities exchange in the Unit-ed States or included in Nasdaq.

                   (r) Purchase debt securities or securities other than equity securities, except for (i) debt securities that are purchased in connection with temporary investments in cash equivalents or money market instruments and (ii) futures on the S&P 500 Index.

                   (s) Purchase securities of any company in which the Board of Directors has expressly prohibited invest-ment by such series.



                   (2) The following are significant investment policies of the Registrant which are not deemed fundamental and which may be changed without shareholder approval:

                   (a) The Fund is permitted to lend its portfolio securities provided that (i) the Fund receives at least 100 percent cash collateral from the borrower; (ii) the borrower adds to such collateral whenever the price of the securities rises (i.e., marked-to-market on a daily basis); (iii) the Fund may terminate the loan at any time; (iv) the Fund receives reasonable interest on such loan and any dividends, interest or other distributions on the loaned securities, and any increase in the market value of the loaned securities; (v) the Fund is not re-quired to pay any service, placement or other fees in connection with such loan; and (vi) while voting rights on the loaned securities may pass to the borrower, the Fund will terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. Up to 30% of the assets of the Fund may be loaned; however, due to the size of the Fund, the Fund has no intention of engaging in securities loans in the foreseeable future.

                      (b) Although the Fund is permitted to invest its assets in shares of money market funds, the Fund has no intention of purchasing shares of money market funds in the foreseeable future.

         PORTFOLIO TURNOVER

                      The investment strategy of Pool A is not expected to exceed an annual portfolio turnover rate of 10 percent. Pool B will employ multiple investment strategies, some of which may involve high portfolio turnover. Consequently, the portfolio turnover of Pool B is expected to be higher than that of Pool A but is not expected to exceed 100 percent annually. See "BROKERAGE ALLOCATION AND OTHER PRACTICES."


                             MANAGEMENT OF THE FUND

                   Initial members of the Board of Directors of the Fund and officers of the Fund, together with information as to their principal occupations during at least the last five years, are shown below.

         -------------------------------------------------------------
              (1)                 (2)                   (3)

         Name, Address        Positions Held   Principal Occupation(s)
         and Age              with the Fund     During Past 5 Years
         -------------------------------------------------------------
            Amos Bradford (50)*    Director    Program Director,
                                               Professor and Member of
                                               Executive Committee,
                                               SBI from before 1991 to
                                               present; Director of
                                               Investment Advisor
                                               since 1989; and
                                               President and Treasurer
                                               of Investment Advisor
                                               since July, 1993.

            Vivian Carpenter (44)* Director    Assistant Dean, SBI
                                               from August,



                                               1995 to present; Pro-
                                               fessor and Member of
                                               Executive Committee,
                                               SBI from August, 1992
                                               to present; Director of
                                               Academic Programs, SBI
                                               from August, 1992 to
                                               August, 1995; Manager,
                                               Atwater Entertainment
                                               Associates, L.L.C.,
                                               from 1995 to present;
                                               Assistant Professor,
                                               Wayne State University,
                                               from before 1991 to
                                               1992; Visiting As-
                                               sistant Professor, Uni-
                                               versity of Michigan,
                                               from 1990 to 1992;
                                               Director of Investment
                                               Advisor since August,
                                               1992; and Executive
                                               Vice President and Sec-
                                               retary of Investment
                                               Advisor since July,
                                               1993.



   Marx Cazenave (56)     Director   President and Chief
                                              Executive Officer,
                                              Progress Investment Man-
                                              agement Co. (a regis-
                                              tered investment
                                              advisor), 1990 to
                                              present; President,
                                              Cazenave & Company (a
                                              registered broker-
                                              dealer), 1986 to
                                              present.

            Lucille Dabney (43)    Director   Director, The Cultural
                                              Arts Council of Houston,
                                              from September, 1992 to
                                              present;  Professional
                                              Development Associate,
                                              SBI, from November, 1991
                                              to August, 1992.

            Sybil Mobley (71)*     Director   Dean of SBI from before
                                              1991 to the present; Di-
                                              rector of Investment Ad-
                                              visor since February,
                                              1989; Chairman of
                                              Investment Advisor since
                                              July, 1993; Director of
                                              Anheuser Busch
                                              Companies, Inc.,
                                              Champion International
                                              Corp., Dean Witter
                                              Discover & Co., Hershey
                                              Foods Corporation,
                                              Sears, Roebuck and Co.,
                                              and Southwestern Bell
                                              Corporation.

            Craig Washington (36)  Director   Controller and U.S.
                                              Field Procurement
                                              Manager, Hewlett-Packard
                                              Co., from before 1991 to
                                              the present; Partner,
                                              Ledger Plus (accounting
                                              services) from October,
                                              1994 to the present.



            Darrell Williams (39)* Director,  Chief Operating Officer
                                   President, and Chief Investment
                                   Chief      Officer of Investment
                                   Investment Advisor since July,
                                   Officer    1993;Director of
                                   and        Investment Advisor since
                                   Treasurer  September, 1992; Vice
                                              President, Precision Asset
                                              Management, from March,
                                              1990 to July, 1992;
                                              currently Chairman of
                                              the Leon County In-
                                              vestment Oversight
                                              committee and a member
                                              of such Committee from
                                              1994 to present.

                                              In May, 1992, Mr.
                                              Williams consented, for
                                              purposes of such
                                              proceeding only, without
                                              admitting or denying any
                                              allegations, to a
                                              violation of the NASD
                                              Rules of Fair Practice
                                              relating to his failure
                                              to pay an arbitration
                                              award of $4,000 which
                                              resulted from a dispute
                                              between Mr. Williams and
                                              a brokerage firm at
                                              which he was employed.
                                              The NASD fined Mr.
                                              Williams and prohibited
                                              Mr. Williams from asso-
                                              ciation with any member
                                              firm; provided, however,
                                              that the NASD provided
                                              that the prohibition
                                              would be lifted upon Mr.
                                              Williams satisfying such
                                              arbitration award.  Mr.
                                              Williams is presently
                                              paying the arbitration
                                              award.

            Marion Sillah (51)     Vice       Assistant Professor of
                                   President  Business
                                   and        Administration, SBI,
                                   Secretary  from August, 1994 to
                                              present;
                                              Associate Professor of
                                              Business Administration,
                                              Morehouse College,
                                              Department of Economics
                                              and Business, from
                                              before 1991 to August,
                                              1994; Appraiser, The
                                              Burton Appraisal Group
                                              (real estate appraising)
                                              from 1991 to 1992.


         * indicates a director who is an "interested person" of the Fund, as defined in the 1940 Act.

                      The address of all Fund officers and directors is c/o One SBI Plaza, School of Business and Industry, Florida A&M University, Tallahassee, Florida 32307. Directors and officers of the Fund do not own any shares of common stock of the Fund as of February 28, 1997. Neither officers nor directors of the Fund will be


         compensated for their service in such capacities; however, directors who are not affiliated with SBI may be reimbursed for their out-of-pocket expenses.

                   The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "MANAGEMENT OF THE FUND."

                   There normally will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by the shareholders of the Fund. Share-holders may remove a director by the affirmative vote of a majority of the outstanding shares of common stock of the Fund, voting together as a single class. In addition, the Board of Directors is required to call a meeting of share-holders for the purpose of voting upon the question of re-moval of any director when requested in writing to do so by the shareholders of record of not less than 10 percent of the Fund's outstanding voting securities.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                      SBI or the Investment Advisor (SBI Capital Management and Research Corporation, a Florida not-for-profit corporation) may be deemed to control the Fund as a result of its influence over the management and operations of the Fund. SBI and the Investment Advisor are located at One SBI Plaza, School of Business and Industry, Florida A&M University, Tal-lahassee, Florida 32307. See "INVESTMENT ADVISORY AND OTHER SERVICES -- Investment Advisor." As of February 28, 1997, the Investment Advisor is the sole shareholder of the Fund and holds 100 shares of Class A Common Stock and 100 shares of Class B Common Stock of the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

                   The following information supplements and should be read in conjunction with the sections in the Fund's Prospec-tus entitled "MANAGEMENT OF THE FUND -- The Investment Advi-sor," "--Administrative, Transfer Agent and Custodial Services" and "--Expenses."

         INVESTMENT ADVISOR

                   SBI Capital Management and Research Corporation, a Florida not-for-profit corporation, acts as the Fund's Investment Advisor. The following persons control or may be deemed to control the Investment Advisor:

                   SBI, through the ex officio memberships on the Board of the Investment Advisor of the members of the Executive Committee of SBI and other relation-ships, may be deemed to control the Investment Ad-visor; Amos Bradford, Vivian Carpenter, Sybil Mobley and Darrell Williams, each as a director of the Investment Advisor may be deemed to control the Investment Advisor.

                      The following persons are directors of both the Fund and of the Investment Advisor: Amos Bradford, Vivian Carpenter, Sybil Mobley and Darrell Williams. In addition, Darrell Williams, Chief Investment Officer and Chief Operating Officer of the Investment Advisor, is the
         President, Chief Investment  Officer  and  Treasurer  of  the
         Fund.


                   The advisory fees payable by the Fund to the In-vestment Advisor are 0.10% per annum of the average net as-sets of Pool A (to be paid out of the total assets in Pool A) and 0.50% per annum of the average net assets of Pool B (to be paid out of the total assets in Pool B), in each case pay-able by the Fund quarterly in arrears. The fees payable to the Investment Advisor accrue on a daily basis and, to the extent unpaid, will be deducted from the net asset value of the applicable Pool for purposes of determining the purchase price and the redemption price for shares.

                   The fees payable to the Investment Advisor by the Fund will be applied to meeting the operating expenses of the Investment Advisor, and any profits realized by the Invest-ment Advisor will be distributed to SBI at least annually to further its scholastic and educational programs.

                   The Investment Advisor performs the following ser-vices for the Fund in accordance with its investment advisory contract: investment advice, research, office facilities (which may be in the Investment Advisor's own offices) and supplies, and certain internal executive and administrative services; compilation and maintenance of such records with respect to its operations as may reasonably be required; and general assistance in all aspects of the Fund's operations. Under the investment advisory contract, the Investment Advi-sor bears all expenses in connection with the performance of its services in return for its advisory fees.

                      SBI has borne the organizational costs of the Fund and fees and expenses incident to the filing of the initial registration statement under federal law covering the shares of the Fund for public sale. All other expenses of the Fund will be borne by the Fund.

                   The Advisory Board of the Investment Advisor re-views and advises on the investment strategies utilized in investing the assets of the Fund, the universe of companies eligible for investment by Pool B and the parameters within which such investments may be made prior to their implementa-tion; and reviews the implementation of such strategies on an ongoing basis. As of the date of this Statement of Additional Information, the Advisory Board consists of Messrs. Leon G. Cooperman, Dale F. Frey, Robert M. Gardiner, Robert G. Kirby and Dean Sybil C. Mobley.

                   Members of the Advisory Board are appointed by the Board of Directors of the Investment Advisor. No member of the Advisory Board is compensated for serving in such capac-ity; however, such members of the Advisory Board who are not affiliated with SBI may be reimbursed for their out-of-pocket expenses.

         ADMINISTRATIVE,  TRANSFER  AGENT  AND  CUSTODIAL  AND   OTHER
         SERVICES

                   State Street Bank and Trust Company ("State Street Bank") acts as the Fund's transfer agent and custodian, in which capacities it holds the Fund's common stock on deposit for shareholders of the Fund, acts as the Fund's agent for the redemption of shares, holds the securities purchased by the Fund and the cash, cash equivalents or money market instruments of the Fund in safekeeping, performs securities clearance services and other administrative services on be-half of the Fund and will send each shareholder of the Fund confirmations and statements with respect to such shareholder's investment in the Fund. State Street Bank will prepare and maintain certain books and records on behalf of the Fund, including ledgers and capital stock accounts, trial balances, ledger reports, portfolio transaction, position and income reports, and calculation of net asset values daily. State Street Bank receives annual compensation for its services pursuant to its agreement with the Fund which is billed and payable monthly



         based upon average monthly net assets of each of Pool A and Pool B, plus reimbursement for out-of-pocket expenses. State Street Bank has agreed that its total compensation for the first year of operation of the Fund will not exceed .10% of average net assets.

                   The Fund has selected McQuay and Company, certified public accountants of Tampa, Florida, as the Fund's indepen-dent auditors.

                   The salaries of the administrative personnel of the Fund, as well as the expenses of the faculty and other indi-viduals related to the educational objectives of the Fund, will not be expenses of the Fund.

         RULE 12B-1 PLAN

                      The  Fund  has  adopted  a Rule 12b-1 Plan which
         provides for the payment of distribution expenses by the Fund. The Plan authorizes the Fund to make quarterly payments to the distributor of shares of the Fund, not exceeding in the aggregate a maximum annual amount equal to 0.05% of the average daily net asset value of Pool A and of Pool B during each fiscal year of the Fund, as agreed to pursuant to the terms of the Distribution Agreement entered into between the Fund and the distributor of its shares, for distribution services rendered by the distributor to the Fund. Out of such amount, the distributor will pay costs incurred by it in connection with the distribution of shares of the Fund, including but not limited to, advertising, printing and mailing promotional literature, telephone calls and lines, computer terminals and personnel. Pursuant to the terms of the Plan, the distributor may compensate other qualified recipients (as described in the Plan) for providing distribution assistance with respect to shares of the Fund.


                   BROKERAGE ALLOCATION AND OTHER PRACTICES

                   The Investment Advisor has general responsibility for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage trans-actions, including their frequency, is made in the best judg-ment of the Investment Advisor and in a manner deemed to ob-tain, at reasonable expense, the best execution of the Fund's portfolio transactions. The primary consideration is the prompt execution of orders at the most favorable net price. However, brokers may also be selected because of their abil-ity to provide investment information or research that will be of assistance to the performance by the Investment Advisor of its investment management services to the Fund. The types of research received from brokers will include company and industry reports, earnings estimates and revisions, and performance ratings of companies. The research and other investment information received from brokers (other than information with respect to changes in the S&P Index) will be used only by the Investment Advisor in making investment decisions for Pool B, although transactions for both Pools may be effected through brokers providing such research.

                   The overall reasonableness of brokerage commissions paid is evaluated by the Investment Advisor on the basis of all relevant factors and considerations, including, insofar as feasible, the execution capabilities required by the transaction, the ability and willingness of the broker to facilitate the Fund's portfolio transactions by participating therein for its own account, the importance to the Fund of speed, efficiency or confidentiality, the broker's apparent familiarity with sources from or to whom particular securi-ties might be purchased or sold, the provision of investment information or research and other relevant matters. Accordingly, the Investment Advisor is not obligated to obtain



         the lowest brokerage commission rates available or to combine or arrange orders to obtain the lowest brokerage commission rates available on transactions.

                   Portfolio turnover rates may vary from year to year, as well as within a year and, based on the contemplated investment strategies, the turnover rate of Pool B is ex-pected to be higher than that of Pool A. Higher turnover rates are likely to result in comparatively greater brokerage expenses.

                   The Fund may utilize the brokerage services of Dean Witter Reynolds, Inc. ("DWR"), and pay brokerage commissions to DWR, in accordance with applicable rules and regulations under the 1940 Act and with the Fund's policies with respect to brokerage allocation. Dean Mobley, Chairman of the Fund and of the Investment Advisor and a member of the Advisory Board of the Investment Advisor, is a director of Dean Witter Discover & Co., the parent corporation of DWR. The Fund will not engage in principal transactions with DWR or with any other broker or person which is an affiliate of the Fund or an affiliate of an affiliate of the Fund.


                                 CAPITAL STOCK

                   The Fund's only securities are the Class A Common Stock and the Class B Common Stock. Neither class of common stock has any preemptive rights. For a full discussion of the characteristics of each class of common stock, including dividend rights, voting rights, liquidation rights, conver-sion rights and redemption provisions, see the section en-titled "SHARES OF THE FUND" in the Fund's Prospectus.


                 PURCHASE, REDEMPTION AND PRICING OF SECURITIES

                   The following information supplements and should be read in conjunction with the sections in the Fund's Prospec-tus entitled "SHARES OF THE FUND," "PURCHASE OF FUND SHARES" and "REDEMPTION OF FUND SHARES."

         CALCULATION OF MAXIMUM OFFERING PRICE

         Class A Shares
           Net asset value and offering
           price per share ($1,000/100 shares
           issued and outstanding)                   $10.00
                                                     ======

         Class B Shares
           Net asset value and offering
           price per share ($1,000/100 shares
           issued and outstanding)                   $10.00
                                                     ======

         REDEMPTION

                   A shareholder's right to redeem its shares may be suspended or the date of payment postponed (a) during any pe-riod when the New York Stock Exchange is closed, (b) when trading in the markets the Fund normally utilizes is re-stricted, or when an emergency exists as determined by the Securities and Exchange Commission (the "Commission") so that disposal of the Fund's investments or determination of net asset






         value is not reasonably practicable or (c) for such periods as the Commission by order may permit to protect the Fund's shareholders.

                   Redemption in Kind. If the Board of Directors de-termines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of secu-rities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to re-deem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

         PRICING

                   Net asset value of a Pool  is  determined  by  sub-
         tracting the liabilities of such Pool (including reserves for anticipated expenses) from the value of the total assets of such Pool and dividing the resulting amount by the number of shares and fractional shares outstanding which constitute an interest in such Pool. In determining net asset value, secu-rities for which current market quotations are readily avail-able are valued, as of the close of each day of trading on the New York Stock Exchange, in the following manner: secu-rities traded on national exchanges are valued at the closing sales price or, if no sale occurred, at the last price traded. Over-the-counter securities for which no sales are reported on a particular day are valued at the last closing price or, if unavailable, at the average of the bid and the ask prices. In the unlikely event that no market quotations are available for a security held by the Fund, such security shall be valued according to the good faith judgment of the Fund's Board of Directors. Net asset value will be calculated once daily at the close of regular trading on the NYSE (generally at 4:00 p.m. Eastern Standard Time) except on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                                   TAX STATUS

                   The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "SHARES OF THE FUND -- Certain Tax Consequences."

                   The following is only a summary of certain addi-tional tax considerations generally affecting the Fund and its shareholders that are not fully described in the Fund's Prospectus. No attempt is made to present a detailed expla-nation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY

                      As a regulated investment company under Subchapter M of the Code, each series of the Fund is exempt from federal income tax on its net investment income and capital gains which it distributes to shareholders, provided that it distributes at least 90 percent of (i) its investment company taxable income (generally, net investment income and the excess of net short-term capital gain over net long-term capital loss) for



         the year (the "Distribution Requirement"), and (ii) the excess of its tax-exempt interest income over certain deductions with respect to such income, and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, including distributions made in the form of additional shares of common stock of the Fund, will satisfy the Distribution Requirement.

                      In addition to satisfaction of the Distribution Requirement, each series of the Fund must derive at least 90 percent of its gross income from dividends, interest and gains from the sale or other disposition of stocks, securi-ties or foreign currencies, or from other income derived with respect to its business of investing in such stock, securi-ties or currencies, and derive less than 30 percent of its gross income from the sale or other disposition of stocks, securities and certain other investments held for less than three months. Moreover, at the close of each quarter of its taxable year, at least 50 percent of the value of a series' assets must consist of cash and cash items, government se-curities, securities of other regulated investment companies, and securities of other issuers (as to which such series has not invested more than 5 percent of the value of its total assets in any one issuer and as to which such series does not hold more than 10 percent of the outstanding voting securi-ties of any one issuer), and no more than 25 percent of the value of its total assets may be invested in the securities of any one issuer (other than government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

                      Due to the limitation that less than 30 percent of gross income of the Fund may be derived from gains realized on the sale of securities held for less than three months, the Fund will limit the extent to which it sells investments, including stock index futures, held for less than three months, but will not be precluded from making such sales.

                   Generally, the Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss recognized with respect to a futures contract will generally be 60 percent long-term capital gain or loss and 40 percent short-term capital gain or loss, with-out regard to the holding period of the contract.

                   The foregoing requirements of the Code may inhibit Pool A and Pool B in their efforts to achieve their invest-ment objectives.

         FUND DISTRIBUTIONS

                      Investors should be careful to consider the tax implications of buying shares of a series of the Fund just prior to the record date of a deemed ordinary income dividend or capital gain distribution. The price of shares purchased at that time may reflect the amount of the forthcoming deemed ordinary income dividend or capital gain distribution. Those purchasing just prior to a deemed ordinary income dividend or capital gain distribution will nevertheless be taxed on the entire amount of the distribution deemed received.



                   The Code allows a 70 percent dividends-received de-duction (the "Deduction") to corporate shareholders of any series of the Fund. Special provisions are contained in the Code as to the eligibility of payments to such shareholders for the Deduction. The extent to which the deemed ordinary income dividends paid by a series of the Fund are eligible for the Deduction is determined by the ratio of the aggregate dividends received by such series from domestic corporations in any fiscal year to the deemed ordinary income dividends paid by such series for that year. For purposes of determin-ing the Deduction, a series of the Fund may not take into ac-count any amount received as a dividend with respect to any security unless such series has held the security with re-spect to which the dividend has been paid for a minimum pe-riod, generally 46 days. Moreover, corporate taxpayers will have to take into account the entire amount of any deemed dividend received from a series of the Fund for purposes of the alternative minimum tax. Deemed capital gains distribu-tions are not eligible for the Deduction.

         OTHER CONSIDERATIONS

                      A four percent nondeductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98 per-cent of their ordinary income for the calendar year and 98 percent of their "capital gain net income" (excess of capital gains over capital losses) for the one-year period ending on October 31 of such calendar year, even if they satisfy the Distribution Requirement. The balance of such income must be distributed during the next calendar year. Both Pool A and Pool B currently intend to make sufficient deemed distributions of their ordinary income and capital gain net income with respect to each calendar year to avoid liability for this excise tax.

                   Rules of state and local taxation of ordinary in-come dividends and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors for the application of the federal rules outlined above to their particular circumstances and for the application of state and local tax rules affecting investment in the Fund. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.


                                  DISTRIBUTOR

                   Shares of Pool A and Pool B will be distributed on a continuous basis by Lamaute Capital Inc. (the "Distributor"). The Distributor will act as agent for the distribution of such shares and will transmit promptly any orders received for purchase of shares to the Transfer Agent and Custodian.


                                PERFORMANCE DATA

                   The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "PERFORMANCE INFORMATION."

                   Average annual total return is calculated by deter-mining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.







                   Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.










































                           PART C.  OTHER INFORMATION


         ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial statements:

                        None.

         (b)  Exhibits:

                 (1.1)  Articles of Incorporation

              (1.2) Articles of Amendment dated February 17, 1997

              (2) Bylaws*

                 (5)    Form of Investment Advisory Agreement

              (6) Form of Distribution Agreement

              (8) Form of Custody Agreement*

              (9) Form of Administration Agreement*

              (10) Opinion and Consent of Ober, Kaler, Grimes &
                   Shriver

              (13) Form of Agreement with Initial Investor*

              (15) Form of Rule 12b-1 Plan



         *  Previously filed.

         ITEM 25.  PERSONS CONTROLLED BY OR UNDER
                   COMMON CONTROL WITH REGISTRANT

                                            State of       % of Voting
         Name                             Organization      Securities
         -------------------------------------------------------------
         SBI Capital Management
          and Research Corporation          Florida               100%

                   Due to the fact that the officers and directors of the Investment Advisor and the officers and a majority of the






         directors of the Fund are members of the faculty and adminis-tration of SBI, among other factors, SBI may be deemed to control the Investment Advisor and the Fund. SBI is a part of the Florida Agricultural and Mechanical University, which is an educational institution governed by the Board of Educa-tion of the State of Florida. SBI has established the Fund as part of its educational curriculum and neither Florida A&M University nor the Board of Education of the State of Florida has passed upon the terms of the Fund or the prospectus relating to the Fund. SBI does not own any voting securities of the Fund.

         ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

              (1)                                           (2)
                                                     Number of Record
                                                       Holders as of
            Title of Class                          February 28, 1997
         ------------------------------------------------------------
         Class A Common Stock,
              par value $.001 per share                      1
         Class B Common Stock,
              par value $.001 per share                      1


         ITEM 27.  INDEMNIFICATION

                   The following is a summary of various provisions included in the Fund's Articles of Incorporation and By-laws, and is qualified in its entirety by reference to such documents in the respective forms filed as exhibits hereto.

                      Reference is made to Section 2-418 of the Maryland General Corporation Law (the "MGCL"), which provisions autho-rize a corporation subject to the MGCL to indemnify directors, officers, employees, and agents. In addition, reference is made to Article EIGHTH of the Registrant's Articles of Incor-poration filed as Exhibit 1 hereto, which provisions include, among others, the following: (i) no director or officer of the Registrant shall have any liability to the Fund or its stock-holders for damages; (ii) the Fund shall indemnify its direc-tors, officers, employees and agents to the extent provided in the by-laws of the Fund; (iii) the provisions of Article EIGHTH shall not apply to any liability of an officer or director by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (iv) all references to the MGCL are to the law as from time to time amended. Article VIII of the Registrant's By-Laws filed as Exhibit 2 hereto provides that (i) the Fund shall in-demnify and advance expenses to its currently acting and former officers and directors to the fullest extent that indemnifica-tion is permitted by law; and (ii) employees and agents of the Fund who are not




         officers or directors may be indemnified and expenses may be advanced as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

                   The application of these provisions is subject to (i)
         Article VIII of the Registrant's By-Laws filed as Exhibit 2 hereto, which provides for the procedures to be followed by any person requesting indemnification from the Fund and by the Board of Directors, and by (ii) the following undertaking set forth in the rules promulgated by the Securities and Exchange
         Commission:

                   Insofar as indemnification for liability arising
              under the Securities Act of 1933 may be permitted to di-rectors, officers and controlling persons of the Regis-trant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Regis-trant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or con-trolling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


         ITEM 28.  BUSINESS AND OTHER CONNECTIONS
                   OF INVESTMENT ADVISOR

                   SBI Capital Management and Research Corporation, the investment advisor of the Registrant, has had no other business in the past two fiscal years.

                   The following individuals serve as directors and officers of SBI Capital Management and Research Corporation:
         Amos Bradford - President and Treasurer and a Director; Vivian Carpenter - Executive Vice President, Secretary and a Director; Sybil Mobley - Chairman of the Board and a Director; and Darrell Williams - Chief Operating Officer and Chief Investment Officer and a Director. For information about each of these individuals and their principal occupations in the past two fiscal years, see the section entitled "MANAGEMENT OF THE FUND" in the Statement of Additional Information. In addition, Sybil Mobley is a director of Anheuser Busch Companies Inc., Champion International Corp., Dean Witter Discover & Co., Hershey Foods







         Corporation, Sears, Roebuck and Co., Southwestern Bell Corpo-ration and the not-for-profit organizations One to One, the Points of Light Foundation and the International Association of Black Business Educators.

         ITEM 29.  PRINCIPAL UNDERWRITERS

                   Lamaute Capital Inc. does not act as principal under-writer, depositor or investment advisor for any other regis-tered investment companies.

                   The following information is provided with respect to each director and officer of Lamaute Capital Inc.:

                                  Positions and Offices
         Name                     with Lamaute Capital Inc.
         -------------------------------------------------------------
         Daniel Lamaute           Chairman and Chief Executive Officer
         Denise Lamaute           President

         The business address of each such director and officer is:
         8383 Wilshire Boulevard, Suite 840, Beverly Hills, California 90211. None of such persons holds any position or office with the Fund.


         ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

                   SBI Capital Management and Research Corporation, One SBI Plaza, School of Business & Industry, Florida A&M Univer-sity, Tallahassee, Florida 32307, and the offices of the cus-todian and transfer agent of the Fund, State Street Bank and Trust Company, 175 Newport Avenue, North Quincy, MA 02171.


         ITEM 31.  MANAGEMENT SERVICES

                   Not applicable


         ITEM 32.  UNDERTAKINGS

                   Registrant hereby undertakes:

           (a)(1) to file an amendment to this registration statement with certified financial statements showing the initial capital received before accepting subscrip-tions from any persons in excess of twenty-five;

           (b)(1) to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Regis-trant's 1933 Act Registration Statement;





           (c)(1) to provide assistance to the shareholders concern-ing the removal of any Director of the Fund in accordance with the provisions of Section 16(c) of the 1940 Act as though that Section applied to the Registrant.























                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Tallahassee, and State of Florida on the 26th day of March, 1997.

                                            THE SBI FUND, INC.


                                            By /s/Darrell Williams
                                               Darrell Williams,
                                               President


            Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed below by the following persons in the capacities and on the 26th day of March, 1997.

                   *
         _______________________________
         Sybil Mobley, Director

                   *
         _______________________________
         Amos Bradford, Director

                   *
         _______________________________
         Vivian Carpenter, Director

                   *
         _______________________________
         Marx Cazenave, Director

                   *
         _______________________________
         Lucille Dabney, Director

                   *
         _______________________________
         Craig Washington, Director

         /s/Darrell Williams
         Darrell Williams, Director


         /s/Darrell Williams
         Darrell Williams, as attorney-
         in-fact for the above directors
         marked by an asterisk





                                  EXHIBIT INDEX


         Exhibit
         Number                   Description


            (1.1)       Articles of Incorporation

         (1.2)          Articles of Amendment dated Ferbruary 17,
                        1997

         (2)            Bylaws*

            (5)         Form of Investment Advisory Agreement

         (6)            Form of Distribution Agreement

         (8)            Form of Custody Agreement*

         (9)            Form of Administration Agreement*

         (10)           Opinion and Consent of Ober, Kaler,
                        Grimes & Shriver

         (13)           Form of Agreement with Initial Investor*

         (15)           Form of Rule 12b-1 Plan



         *  Previously filed.